EXHIBIT 10.40

AGRICULTURAL LEASE

(Chowchilla, KG and Stella Ranch)

THIS AGRICULTURAL LEASE (this “Lease”) is made as of November 17, 2017, by and between Arnold (CA) LLC, a Delaware limited liability company (“Lessor”), and OLAM FARMING, INC., a Delaware corporation (“Lessee”).  For convenience, Lessor and Lessee are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”  This Lease is made with respect to the following facts and circumstances, which the Parties affirm as true and accurate:

A.        Lessor is the owner of certain real property consisting of approximately 5,101.13 acres of land all in the Counties of Madera and Kern, State of California, (collectively, the “Land”) as described below and more particularly described on Exhibit A attached hereto.

The "Chowchilla Property" meaning that certain real property consisting of approximately 1,470.11 acres located in Madera County, California and commonly referred to as Madera County APN's: 023-050-001, 009, 011, 014, 015 and 017; 024-070-016 and 017; 024-090-012; 024-120-009 and 010; 024-120-029, 011, 024, 025, 023 and 022; 024-141-007; 024-142-002 and 003; 024-150-001; 028-050-003; and 027-182-009.

The "KG Property", meaning that certain real property consisting of approximately 2,081.0 acres located in Madera County, California and commonly referred to as Madera County APNs 040-164-002; 040-166-02; 040-162-005; 040-222-023, 024, 025, 026, 027 and 028.

The "Stella Property", meaning that certain real property consisting of approximately 1,550.02 acres located in Kern County, California and commonly referred to as Kern County APN's: 184-070-29, 30, 31, and 32; 184-090-21; 184-100-13, 16, 17, 18 and 19; and 184-110-32.

B.         The Land is improved with certain structures and improvements located thereon, including permanent plantings, wells, well parts and equipment, electrical panels, electrical hookups, water conveyance and discharge facilities, pipelines, irrigation systems inclusive of motors pumps, piping, tubing, emitters, etc., structures and dwellings (the “Improvements”). All references to "Improvements" shall also include (i) any new improvements, on the Land, and (ii) additions, modifications, replacements, and other improvements to the Improvements existing at the Effective Date.  The Improvements are owned by Lessee until the termination or expiration of this Lease (subject to Sections 4.3 and 4.5 below). The Land and any appurtenances and improvements owned by Lessor are collectively referred to herein as the “Premises.”

C.         Lessee desires to lease from Lessor and Lessor is willing to lease the Premises to Lessee on the terms and subject to the conditions herein set forth.

D.        Lessee is reserving certain Lessee's rights regarding the Pipeline Easement Transaction (defined below in Section 1.4(a)) as further described in Section 1.4 below).

E.         Olam International Limited, a company organized under the laws of Singapore corporation will guarantee all of Lessee’s obligations under this Lease pursuant to an agreement substantially similar to the form in Exhibit B.

NOW, THEREFORE, in consideration of the foregoing, the Parties hereto hereby covenant and agree as follows:

1.         Lease.

1.1       Lessor hereby leases to Lessee the Premises during the Lease Term, as defined below.  The Premises will include such non-exclusive rights of ingress and egress over the Land as may be necessary for Lessee to farm and operate the Premises.  The Premises may be used only for agricultural and related purposes.  Lessor reserves for itself all oil, gas, hydrocarbon, geothermal, water and mineral rights, to the extent owned by Lessor.    Lessee shall not use the Premises for recreational or hunting purposes.  The Parties agree that the Premises will at all times during the Lease Term be used for agricultural operations and such other activities as are consistent with the operation and maintenance of a tree nut farming operation.

1.2       Subject to the terms and conditions of this Lease, including without limitation Lessor’s security interest therein, Lessee shall have ownership and the right to possession of all growing crops and farm products thereof generated by the Premises during the Lease Term.

1.3       The Recitals above are hereby incorporated in this Lease.

1.4       Notwithstanding anything to the contrary written herein, Lessee reserves certain rights regarding the Pipeline Easement Transaction (defined in Section 1.4(a) below).

(a)        Pipeline Easement Transaction Defined. The "Pipeline Easement Transaction" is a transaction on the Stella Property that Lessee is currently negotiating with Plains Marketing, L.P., a Texas limited partnership ("Third Party"). At present, the Pipeline Easement Transaction involves Third Party paying Lessee for an option to acquire a perpetual non-exclusive right of way and easement to construct one pipeline, said right of way and easement being thirty feet (30ʹ) in width (seventy-five feet (75ʹ) in width during construction) on, over, upon, under and across certain real property located in Kern County, California (on the Stella Property) and commonly referred to as Kern County APN's: 184-070- 30; 184-090-21; 184-100-13 and 19; and 184-110-32.

(b)        Rights and Responsibilities of Lessee and Lessor. Prior to the close of the Pipeline Easement Transaction, Lessee shall review and approve the planned location of the easement and any provisions of the easement pertaining to compensation for damage, removal or destruction of Improvements (including trees). Lessee's approval, which shall not be unreasonably withheld, must be provided in writing before the Pipeline Easement Transaction closes. Lessee shall receive any and all compensation for all loss, removal or damage to the Improvements (including trees) caused by the Pipeline Easement Transaction. At Lessor's cost and expense, Lessee shall reasonably cooperate with Lessor to facilitate the consummation of the Pipeline Easement Transaction.

2.         Term.

2.1       Initial Lease Term. The term of this Lease (the “Lease Term”) shall be for the period commencing on [    ], 201_ (the “Commencement Date”) and expiring on October 31, 2042 (the “Lease Expiration Date”), unless terminated earlier as provided in this Lease or unless extended in writing by Lessor and Lessee.  If this Lease is not terminated earlier as provided in this Lease or extended in writing by Lessor and Lessee prior to the Lease Expiration Date, then this Lease will automatically terminate on the Lease Expiration Date.

2.2       Agreement to Discuss Long-Term Extension.  Two (2) years prior to the end of the Lease Term, Lessor and Lessee agree to meet and discuss a twenty-five (25) year extension of this Lease at then current fair market rate.  The Parties agree to negotiate in good faith for a period of six (6) months.

2.3       Right of First Refusal.  Lessor agrees not to negotiate with any third party to lease the Premises upon the expiration of the Lease Term until after the expiration of the six (6) month negotiation period set forth in Section 2.2 above.  Prior to executing a lease for the Premises or any portion of the Premises with a third party, Lessor shall provide Lessee a written notice with a summary of the terms of any binding offer that Lessor is willing to accept from a potential replacement tenant (the "Offered Terms") and give Lessee fifteen (15) days to elect to renew this Lease based on the Offered Terms. If Lessee fails to exercise its Right of First Refusal then Lessor shall have thirty (30) days to enter into a lease with such third party based on the Offered Terms. The Right of First Refusal shall terminate upon the expiration or early termination of the Lease.

3.         Rent.

3.1       Rent.  Rent due under this Lease (“Rent”) for the Lease Term shall consist of Crop Share Rent (the “Crop Share Rent”), determined in accordance with terms set forth in Exhibit C.

3.2       Reserved

3.3       Processor Selection.  Lessee may deliver crop to processors of its choosing provided that each is a reputable processor used by other producers of similar scale and sophistication as Lessee on an arm’s length basis.  If Lessee elects to process crops itself or through any affiliate of Lessee, all charges shall be reasonable and comparable, and final pricing comparable, to other processors and marketers in the industry.

3.4       Payment of Rent.

(a)        Initial Rent Payment. On November 30 of each year, excepting 2017, an initial rent payment will be due by calculating Crop Share Rent based on Preliminary Gross Revenue.

(b)        Rent Adjustment. On November 30 of the calendar year following each Crop Year, an adjustment payment will be made representing the difference between Initial Rent Payment and the final rent due. Crop Share Rent will be calculated based on Final Gross Revenue. If the Initial Rent Payment made was less than rent due based on Final Gross Revenue, then the difference shall be a payment due from Lessee to Lessor. If the Initial Rent Payment was in excess of rent due based on Final Gross Revenue, then the difference shall be a payment due from Lessor to Lessee.

3.5       Crop Insurance.  Lessee shall purchase and maintain CAT federal crop insurance, if available, insuring loss of production or value for all crops grown on the Chowchilla and KG Properties. On the Stella Property, Lessee shall purchase and maintain, if available, CAT federal crop insurance on all crops except pistachios for which Lessee shall purchase and maintain a coverage level no less than sixty-five percent (65%) of the approved actual production or value history, as applicable.  Lessee may purchase additional crop insurance at Lessee's sole discretion.  In the event any crop insurance claims are paid, the crop insurance awards shall be paid directly to the insured and such crop insurance proceeds shall be included in determining the Gross Revenue.  In the event that Lessor and Lessee mutually determine not to purchase and maintain crop insurance, or that crop insurance is not available on terms which are economically reasonable for any particular Crop Year, then upon written consent by Lessor, Lessee shall have no obligation to obtain crop insurance under this Section 3.5.  In the event Lessor, in its sole discretion, elects to pay for incremental coverage above the Coverage Percentage, one hundred percent (100%) of the crop insurance proceeds attributable to the increased coverage for which Lessor has paid the premium shall be paid to Lessor.

3.6       Provision of Information.  In order for Lessor to verify the Crop Share Rent, Lessee agrees to, within a reasonable amount of time, and then only after such information is available, furnish Lessor with information sufficient to make such verification, including but not limited to, harvested crop quantities, weight tickets, information related to nut quality, packout statistics, processor's seasonal pool reports, and such other information as Lessor may reasonably request.  Furthermore, if Lessee’s crop processing facilities provides on-line access to any such information, Lessee shall use all reasonable efforts to make arrangements for Lessor to have access to such on-line information, provided that such access can be limited to Lessee’s crops produced on the Premises only.

3.7       Late Charge.  Lessee recognizes that in the event any payment of Rent shall be late hereunder, Lessor will incur costs in connection with such late payment, including, without limitation, loss of investment, income and increased administration costs that may be difficult to quantify.  Rent or any other amount, obligation or payment due from Lessee to Lessor under this Lease that is not paid in good funds and received by Lessor within fifteen (15) days of the date it is due shall be deemed delinquent hereunder and, in addition to any other amounts due hereunder, Lessee shall pay Lessor, without further notice or demand, a sum equal to four percent (4.0%) of such delinquent amount.  The parties agree that such charge is a reasonable approximation of the damages that may be suffered by Lessor on account of such late payment

4.         Maintenance and Repair of Equipment and Improvements.

4.1       It is hereby agreed that Lessee has inspected the Improvements located on the Premises, including, but not limited to any wells or pumping plants serving the Premises, if any, prior to the signing of this Lease and hereby acknowledges the condition of the same, and hereby accepts the same as such, as is, where is without warranty by Lessor.

4.2       Subject to Sections 4.3, 4.5, 4.8 and 15, Lessee hereby agrees to at all times during the Lease Term, maintain and repair the Improvements at its own expense.

4.3       Improvements.

(a)        Lessee shall be fully responsible for the replacement, construction and outfitting of new or replacement Improvements (when excluding permanent plantings, “Improvement Investments”), which Lessee deems necessary for the operation of the Premises.  Lessee shall be responsible for all costs related to Improvement Investments made prior to January 1, 2038.  Subject to Lessor’s written approval (“Lessor’s Approval”), Improvement Investments made on or after January 1, 2038 shall be eligible for reimbursement by Lessor pursuant to Section 4.3(b) below.  Lessee shall secure Lessor’s Approval prior to incurring any cost for Improvement Investments. Lessor agrees that any approval required pursuant to this Section 4.3(a) shall not be unreasonably withheld.

(b)        Lessee shall be responsible for all costs associated with any Improvement Investment, however, for any Improvement Investments made on or after January 1, 2038, Lessor shall reimburse Lessee for the original cost of the Improvement Investment minus the depreciation and impairments attributed to the Improvement Investment within ten (10) days of the end of the Lease Term.  Upon termination of the Lease, Lessor shall own all right, title and interest to such Improvement Investments.

(c)        Lessee agrees to meet with a representative of Lessor and a third party for the inspection of the Improvements at the time possession is returned to Lessor.

4.4       Lessee shall complete development of the Unplanted Acres consistent with the Development Plan attached in Exhibit D.

4.5       Permanent Plantings.

(a)        Subject to Section 4.5(b) below, Lessee shall maintain all permanent plantings consistent with standard industry practices for each crop type.

(b)        Throughout the Lease Term, Lessee shall pay the cost to remove permanent plantings with no remaining useful life on the Premises and Lessee shall replace such permanent plantings with new permanent plantings (a "Permanent Planting Investment") at Lessee's sole cost and expense. However, any Permanent Planting Investment made on or after January 1, 2033 shall be reimbursed by Lessor as follows: for any Permanent Planting Investment made on or after January 1, 2033, Lessor shall reimburse Lessee for the original cost of the Permanent Planting Investment (including all costs capitalized by Lessee for such Permanent Planting Investment), minus the amortization and impairments attributed to the Permanent

Planting Investment. The reimbursement shall be paid by Lessor within ten (10) days of the end of the Lease Term.

4.6       Lessee agrees to promptly furnish Lessor with information sufficient to verify timely maintenance of improvements including, but not limited to, copies of orders and invoices for trees and copies of Lessee’s maintenance records.

4.7       For the Lease Term, Lessee is the sole owner of the Improvements, as improved throughout the Lease Term. Lessee, at Lessee's sole discretion, shall have the right to determine how it will depreciate the Improvements provided such determination is made in accordance with standard industry practices for comparable assets in the same geographic region.

4.8       Notwithstanding anything herein to the contrary, but subject to Section 6.12 (regarding the removal of healthy trees), Lessee may, at Lessee's sole cost and expense, remove, destroy, or level any of the Improvements that existed at the commencement of the Lease, at Lessee's sole discretion, as long as each such act (i) does not have a material negative impact on the farming operation on the Premises, and (ii) the subject Improvement has not received an Improvement Investment that required Lessor's Approval (as described in Section 4.3).

5.         Lessor’s Obligations.

5.1       Lessor shall warrant and defend Lessee’s possession of the Premises against any and all persons as long as this Lease remains in effect and Lessee is not in material default under the terms of this Lease.

5.2       Lessor shall be responsible for the payment of real property taxes and as valorem assessments included on the property tax bills, for the Premises.

6.         Lessee’s Obligations.

6.1       Lessee shall farm the Premises and care for and cultivate the tree nut crops thereon in a good and farmerlike manner, and in accordance with standard management practices for tree nut farms in the Madera and Kern counties in California.  Lessee will secure (at Lessee’s sole cost) and put to beneficial use all surface water rights appurtenant to the Premises and shall develop groundwater supply and rights consistent with standard management practices in the region.  Lessee will use commercially reasonable efforts to produce as high of a quality and quantity of tree nuts.

6.2       Lessee shall use the Premises solely for lawful purposes.  Lessee shall, at all times in the use of the Premises and in the performance of this Lease, comply with all laws, ordinances, decrees, orders, rules, and regulations, including but not limited to all environmental laws, statutes, rules, regulations, and ordinances, of any lawful authority, agency or governmental unit having jurisdiction over the Premises.

6.3       Lessee shall comply with State Workers Compensation requirements on all of its employees.

6.4       At all times during the Lease Term and at Lessee’s expense, Lessee will procure, maintain and keep in force liability insurance for bodily injury and property damage issued by insurance carriers reasonably acceptable to Lessor, for protection against liability to anyone arising from the use, maintenance or occupancy of or resulting from any accident occurring in or about the Premises in an amount not less than Two Million Dollars ($2,000,000.00) combined single limit.  These policies shall:  (i) insure the vicarious liability of Lessor in the performance of operations by Lessee; (ii) insure Lessee’s liability for the various indemnities under Sections 6.6, 14, 18, and 26 hereof; (iii) be primary and noncontributing with any insurance carried by Lessor; and (iv) name Lessor as additional insured or loss payee, as applicable.  All such policies shall require the insurance carriers to notify Lessor in writing ten (10) days before any cancellation or reduction of such insurance coverage.  Lessee agrees that, if Lessee does not keep the insurance in force, Lessor may take out the necessary insurance and pay the premium on behalf of Lessee, in which event, Lessee shall immediately reimburse Lessor for all cost and expense thus incurred by Lessor, together with interest thereon as herein provided.

As an alternative the requirements in the paragraph directly above, Lessee may elect to assume, insure or maintain a plan of self-insurance for all or any part of the insurance required of Lessee under this Lease if (a) Lessee has and continues to have a net worth equal to or greater than Fifty Million and No/100 Dollars ($50,000,000.00), and (b) Lessee delivers to Lessor upon Lessee’s election (i) a certificate that Lessee has the required net worth, (ii) its self-insurance plan, and (iii) a certificate stating that Lessee is the insurer for all purposes under this Lease for the particular risk. Upon such election, Lessee shall also deliver to Lessor on or before January 1 of each calendar year a certificate signed by an officer of Lessee certifying that Lessee has as of such date a net worth of at least Fifty Million and No/100 Dollars ($50,000,000.00). If Lessee so assumes, insures or maintains any such plan of self-insurance, no such self-insurance shall diminish the rights and privileges to which Lessor is otherwise entitled under the terms of this Lease when there is a third-party insurer. If Lessee is a corporation, the stock of which is traded on a national securities exchange, the obligation to certify its net worth pursuant to this Section 6.4 shall be deemed satisfied by the submission of the most current annual and any subsequent quarterly reports prepared for Lessee’s shareholders. If Lessee ceases to maintain a plan of self-insurance with respect to any risk for which this Lease requires insurance or if Lessee fails to continue to meet the net worth requirements set forth above, Lessee shall give notice thereof to Lessor and shall immediately comply with the provisions of this Lease relating to the policies of insurance required. In addition, if Lessee elects to self-insure, Lessee in its capacity as insurer shall be treated in the same manner as an independent third-party insurer would be treated.

The requirements of this Lease with respect to the net worth of Lessee (for purposes of such self-insurance) may also be satisfied by the consolidated net worth of a corporate parent of Lessee, if the corporate parent: (x) maintains the self-insurance program on behalf of Lessee; and, (y) prior to the implementation of such self-insurance program, unconditionally guarantees payment and performance hereunder on such form of guaranty as Lessor reasonably requires.

6.5.      Lessee shall pay, on the later of ten (10) days after receipt of notice thereof  (unless otherwise indicated below) from Lessor or their due date:  (i) all water, irrigation, drainage, and conservation district assessments, and any other assessments levied or assessed against all or any part of the Premises, (ii) all real estate taxes paid by Lessor in relation to the Premises during the current contract year, including but not limited to property, drainage and special district taxes, levies and fees, which shall be paid to Lessor no later than December 1st, provided that Lessor shall provide copies of all invoices and/or other supporting documentation evidencing such taxes and payment thereof by Lessor prior to Lessee’s obligation to remit reimbursement for the same, and (iii) all personal property taxes levied against Lessee’s personal property located on the Premises and, upon request, provide Lessor with evidence of such payment.

Lessor may, at its option (exercised in the use of Lessor’s sole and absolute discretion), upon notice to Lessee, pay any such delinquent taxes or assessments on Lessee’s behalf, and Lessee shall thereafter, upon the written demand of Lessor, repay Lessor the amount of such taxes or assessments plus any penalties resulting from Lessee’s failure to timely pay, with interest as provided herein.  Lessee’s failure to reimburse Lessor for taxes, assessments, or penalties advanced by Lessor shall be governed by the provisions of Section 23.1 herein.

Lessee shall pay when due, all charges, fees, deposits, and standby charges together with taxes thereon, for utilities and all other services supplied to the Premises including without limitation, domestic and irrigation water, sewer, gas, electricity, and telephone.  Lessor shall have no obligation of any kind to provide utilities or other services to the Premises or to pay the charges therefor.

Lessee shall pay when due all other expenses in any way relating to its farming activities on or occupation of the Premises.  Lessee shall not permit any such expenses to accumulate or become a delinquent lien against the Premises or any portion thereof.

6.6       No fertilizer, herbicide, pesticide, poison, chemical, or other foreign substance (collectively “Restricted Materials”), except those approved or authorized by the United States Department of Agriculture, the California Department of Food and Agriculture and the California Department of Pesticide Regulation which are in each case used and stored in the ordinary course of business and in compliance with all applicable laws, rules, regulations, and manufacturer’s label instructions and requirements, and good farming practices prevalent in the area of the Premises, and no Hazardous Substances (as hereinafter defined) (collectively, with the Restricted Materials and the Gas and Oil (as hereinafter defined), the “Hazardous Materials”) shall be applied to the Premises or crops growing thereon or brought onto or released upon or stored on the Premises by Lessee, or any employee or agent of Lessee, or person acting on Lessee’s behalf.  No experimental fertilizer, chemical, pesticide or herbicide shall be applied to the Premises or to the crops growing thereon except with Lessor’s prior written consent.  Lessee shall prepare and maintain complete and accurate records in accordance with sound business practices and all pertinent governmental regulations respecting the time, place, quality, quantity, kind, and method of application of all Restricted Materials that may be utilized by Lessee on or about the Premises, and shall furnish to Lessor, upon request, true and correct copies thereof.  All gasoline, diesel fuel, fuel oil, motor oil and lubricants (collectively, “Gas and Oil”), Restricted Materials and containers in which they are shipped, stored, used, mixed, transported, dispensed or applied, shall be used, stored, handled, maintained and disposed of in strict compliance with the manufacturer’s instructions and all applicable statutes and governmental regulations including regulations concerning notice and posting.  Lessee hereby expressly indemnifies and holds Lessor harmless from and against all loss, cost, damage, claims, expense or liability arising from or related to Lessee’s or any of its employees’ or agent’s use, handling, mixing, storing, transporting, applying or disposing of any Hazardous Materials on or about the Premises.  Lessee shall not indemnify nor be responsible for any loss, cost, damage, claims, expense or liability arising from or related to Lessor’s or any of its successors’, employees’, or agent’s use, handling, mixing, storing, transporting, applying or disposing of any Hazardous Materials on or about the Premises.  Lessor shall have the right to inspect the Premises and conduct reasonable testing at Lessor’s expense from time to time to insure Lessee’s compliance with this section.  Lessee will notify Lessor immediately of any violations, suspected violations, or alleged violations of law concerning the use, application, storage, release or discharge of Hazardous Materials on or about the Premises. As used herein, “Hazardous Substances” means (i) asbestos in any form which is or could become friable or which is deemed hazardous under any applicable law, urea formaldehyde foam insulation, and/or leaded or lead based paint, (ii) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas, and/or (iii) any chemical, material or substance now or hereafter defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “acute hazardous waste”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “contaminants” or “pollutants”, or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §1801, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25501, and 25316 of the California Health and Safety Code; Section 2782.6(d) of the California Civil Code; and Chapter 11 of Title 22 of the California Code of Regulations.

6.7       Lessee shall not apply any Restricted Materials on the Premises which may leave a residue that will adversely affect the growing of crops which may be planted on the Premises following the termination of this Lease.  Notwithstanding that they may leave a residue, Lessee may apply any Restricted Materials on the Premises which are approved or authorized by the United States Department of Agriculture, the California Department of Food and Agriculture or the California Department of Pesticide Regulation and which are in each case used in the ordinary course of business and in compliance with all applicable laws, rules and regulations, manufacturer’s label instructions and requirements, and good farming practices prevalent in the area of the Premises.  Lessee shall also use care in the application of Restricted Materials to the crops grown on the Premises so as to avoid damage to crops grown on adjacent parcels of land owned by third parties.

6.8       Except with regards to irrigation equipment used in the ordinary course of business, Lessee will not bury any tanks, equipment, or substances of any type on the Premises without the prior written consent of Lessor.

6.9.      Any and all production data relating to the Premises is jointly owned by Lessor and Lessee.  Specifically, Lessee agrees to provide to Lessor or Lessor’s agent, a copy of all block-level yield data associated with the Premises and full and complete record of all water use.

6.10     Lessee shall keep complete and accurate records of all groundwater and surface water used on the Premises. By October 31 of each year, Lessee shall provide Lessor with documentation of all water used for irrigation purposes on the Premises with groundwater and surface water specifically detailed for each Property.

6.11     Lessee shall keep the Improvements, excluding permanent plantings on the Premises insured at no less than their full replacement cost, against physical loss by fire and such other coverages as are covered by the extended coverage endorsement, with Lessor named as an additional insured, and provide Lessor with a copy of the insurance policy covering the Improvements.

6.12     Lessee shall not remove any healthy trees growing on the Premises or change the crops planted on the Premises without Lessor’s prior written consent.

6.13     Lessee hereby covenants that all harvesting and hauling charges associated with the harvesting of the crops grown on the Premises, except hulling costs and expenses, will be paid for by the Lessee’s contracted processor/packer/shipper and will not be netted or subtracted from revenues received by Lessee in calculating Gross Revenue.

7.         Condemnation.  If a part of the Premises is condemned for a public use, and the remaining part can nevertheless reasonably be used economically by Lessee, this Lease shall terminate as to the part taken on the date title vests in the condemnor and Lessor shall have no liability to Lessee for any damage, loss, inconvenience or hardship suffered by Lessee as a result thereof.  If all or part of the Premises is taken and the remaining part, if any, cannot reasonably be used economically by Lessee, this Lease shall terminate on the date title vests in the condemnor.  If all or any part of the Premises is taken or condemned, all compensation awarded on condemnation (less any amount attributable to growing crops) shall be paid to Lessor and shall be treated as the proceeds from the sale of all or the condemned part of the Premises.  Lessee irrevocably assigns and transfers to Lessor any right to compensation or damages to which Lessee may become entitled during the Lease Term as a result of the condemnation of the entire or any part of the Premises, except for that portion of any award (a) necessary to reimburse Lessee for Lessee’s crop expenses incurred if title to all or any portion of the Premises is condemned/transferred pursuant to this Section between November 1st and May 1st of any year of this Lease or (b) consisting of anticipated or actual profit with regard to any harvested or unharvested crops on the part of the Premises condemned if title to all or any portion of the Premises is transferred pursuant to this Section at any other time of any year of this Lease; provided that any such award to Lessee is separately awarded and shall not diminish or reduce the award to Lessor with respect to the Premises.  However, Lessee shall be entitled to appear in any condemnation proceedings at its own cost for purposes of seeking from the condemnor such compensation attributable to the taking or damaging of Lessee’s personal property and growing crops.  Lessor and Lessee shall prorate Rent with respect to the portion of the Premises condemned, as of the date the condemnor assumes title thereto.  Lessee hereby waives the rights and benefits set forth in California Code of Civil Procedure Section 1265.130. Lessor represents and warrants to Lessee that Lessor has no knowledge of any pending condemnation actions with respect to the Premises.

8.         Warranties and Representations.  LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE PREMISES, THE LOCATION OF ITS BOUNDARIES, THE QUANTITY OR QUALITY OF

WATER AVAILABLE TO THE PREMISES, OR AS TO THE FITNESS OR SUITABILITY OF THE PREMISES FOR ANY USE WHICH LESSEE MAY INTEND TO MAKE THEREOF, INCLUDING WITHOUT LIMITATION THE YIELD, QUALITY, OR VALUE OF ANY CROPS GROWN THEREON, AND LESSEE ACCEPTS THE PREMISES IN “AS IS” CONDITION.

9.         Lessor’s Access.  Lessor reserves the right to itself, its agents, employees, and assigns to enter the Premises at any reasonable time, upon reasonable notice (or without any notice in the case of emergencies), for any lawful purpose including, but not limited to, consultation with Lessee, inspecting the Premises and crops growing thereon, showing the Premises to prospective purchasers, and posting notices thereon.  Any such entry shall be at the sole risk of Lessor and its agents, employees and invitees.  Prior to entering the Premises, Lessor shall use reasonable efforts to notify Lessee of Lessor’s intention to enter the Premises and Lessor does hereby release and hold Lessee harmless for any and all damage Lessor or its agents or representatives may cause to the Premises as a result of such access.

10.       Assignment, Subletting, and Sale.

10.1     Assignment and Subletting.  Lessee shall not assign this Lease or any interest herein or sublet the Premises or any portion thereof to any person or entity without Lessor’s prior written consent.  For the purposes of this Lease, any change in the equity interest of any of Lessee which (i) results in a cumulative change from the Effective Date of the equity interests in such entity of greater than twenty-five (25%) percent, or (ii) any change resulting in a single party obtaining an interest in of greater than twenty-five (25%) percent in such entity, shall be deemed an “assignment” for the purposes of this Lease.  Any attempted assignment or subletting in violation of this Section 10 shall be void.  This Lease shall not be assignable by operation of law as to any interest of Lessee herein.  The consent to one assignment or sublease by Lessor shall not be deemed to be consent to a subsequent assignment or sublease.  Notwithstanding anything to the contrary written herein, after providing ten (10) business days advance notice, and provided that the Guarantor continues to guarantee Lessee’s (or any permitted assignees) payment of rent and performance of all obligations under this Lease (as further provided in Section 16 of this Lease), Lessee may assign this Lease or any interest herein or sublet the Premises to (i) any related parent entity with 100% ownership of Lessee, or (ii) any related entity owned 100% by Lessee's parent entity; or (iii) any related entity 100% owned by Lessee (each, a "Related Party Assignment or Sublet").  Written notice is all that is required of Lessee for a Related Party Assignment or Sublet.

10.2     Sale of Premises; Release of Lessor After Sale.  In the event of a sale of all or part of the Premises, Lessor may assign all or a portion of this Lease to the purchaser of the Premises (or such portion thereof) and, upon such purchaser’s written assumption of the obligations hereunder, Lessor shall thereafter be relieved from any liability hereunder arising after the closing and in such case Lessee agrees to attorn to such purchaser of the Premises.

10.3     Lessor Liability.  In any and all events, Lessee agrees that Lessor shall not be personally liable for its obligations under this Lease and Lessee shall look solely to the interests of Lessor in the Premises, including the rents, profits and proceeds therefrom, for satisfaction of any of Lessor’s obligations hereunder.

11.       Water.  Lessee agrees to make reasonable use of the water available to the Premises, and, except in emergencies, to prevent the waste of the same.  Neither Party shall be liable for the failure or shortage thereof, nor for the failure of gas, electrical, or other power or energy.  Lessor does not warrant the initial or continued accessibility or supply of the irrigation water, its quality, or its suitability for any purpose.

12.       Re-Entry.  In the event Lessee neglects or abandons the crops growing on the Premises, Lessor or persons designated by Lessor shall have the right to immediately re-enter upon the Premises and care for, grow and harvest the crops and/or care for any fallow land and charge against Lessee’s interest, if any, in the crops or charge Lessee the additional cost for all expenses incurred by Lessor in caring for, growing and/or harvesting such neglected or abandoned crops.

13.       Binding Effect.  Subject to the provisions herein regarding assignment and subletting, this Lease shall be binding upon and inure to the benefit of the Parties hereto, their representatives, heirs, administrators, successors and assigns as herein limited.

14.       Liability.  It is further understood and agreed that Lessor shall not be liable for debts or liabilities contracted or incurred by Lessee, nor shall Lessee allow any labor, mechanic or material liens to attach to the Premises or Improvements.  Lessor shall not be liable for any accident to persons or properties which may occur on the Premises during the Lease Term except to the extent attributable to Lessor’s (or its agents or representatives) negligence, reckless or willful misconduct, and Lessee hereby agrees to indemnify and save harmless Lessor from any and all such liability except to the extent of Lessor’s (or its agents or representatives) negligence, reckless or willful misconduct.

15.       Improvements, Alterations and Additions. Notwithstanding anything herein to the contrary, but subject to Section 6.12 (regarding the removal of healthy trees), Lessee may, at Lessee's sole cost and expense, remove, destroy, or level any of the Improvements that existed at the commencement of the Lease, at Lessee's sole discretion, as long as each such act (i) does not have a material negative impact on the farming operation on the Premises, and (ii) the subject Improvement has not received an Investment Improvement that required Lessor's Approval (as described in Section 4.3). Lessee agrees that any improvements, additions or alterations, made during the Lease Term, shall become and remain the property of Lessee until expiration or termination of the Agreement at which point they will be owned by Lessor subject to Section 4.3 and 4.5.

16.       Guarantee.    Lessee shall cause Olam International Limited, a company organized under the laws of Singapore corporation (“Guarantor”) to guarantee Lessee’s payment of rent and performance of all obligations under this Lease, in the form provided as Exhibit B (the “Guaranty”) and to maintain such Guaranty in force during the term of this Lease.

17.       Reserved.

18.       Labor Matters.  Lessee hereby represents to Lessor that it is not currently a party to a labor union contract or collective bargaining agreement which will or could affect the Premises or the operation thereof, nor will it seek to become a party to any such agreement during the Lease Term which in any manner binds Lessor as a party or successor or obligates Lessor or any subsequent owner of the Premises to bargain with any union or labor organization as a successor in interest to Lessee.  Lessee will indemnify and hold Lessor and the Premises harmless from and against any and all loss, cost, damage, claim, liability or expense that it may incur as a result of Lessee’s breach of this Section 18.  This Section 18 is not intended to cause Lessee to refuse to bargain in good faith in accordance with law, nor will its provisions result in liability against Lessee for actions by its employees beyond its control.

19.       No Restrictions.  Nothing contained in this Lease shall be construed so as to prohibit either Party or any firm or corporation in any way affiliated with either of them from owning, operating, or investing in any agricultural, ranching, farming or any other type of real estate development either in the state where the Premises is located or elsewhere, provided such activities do not interfere with the affected Party’s ability to properly perform its obligations under this Lease.

20.       Operation in Accordance with Law.  Lessee shall, at all times during the Lease Term, use its best efforts to apprise itself of and comply fully with all federal, state, local and other governmental laws, statutes, ordinances and regulations applicable to its operations hereunder, including , without limitation, all applicable requirements of the Immigration Reform and Control Act of 1986, as it may be amended from time to time,  the Fair Labor Standards Act, as amended, all regulations and orders of the United States Department of Labor issued thereunder, and all other governmental agencies or departments with jurisdiction over Lessee, the Premises or the operation thereof, and all laws, ordinances and regulations relating to the use, storage, mixing, handling, disposal or application of all insecticides, herbicides, pesticides or other hazardous or toxic materials on or about the Premises and any containers in which they are shipped, handled, mixed or stored.  Lessee shall, and in the event Lessee elects to contract with a customer farm contractor shall cause such farm contractor to, either:  (i) maintain Workers Compensation Insurance, insuring its employees engaged on the Premises with a company legally authorized to write such insurance in the state in which the Premises is located, and Lessee shall furnish Lessor upon demand with a certificate of such insurance; or (ii) self-insure with respect to risks covered by Workers Compensation Insurance by maintaining a qualified plan under California Workers Compensation Insurance laws and furnish to Lessor evidence of such insurance at Lessor’s request.

21.       Termination.  Subject to the provisions of Section 2, this Lease shall terminate in its entirety upon the earlier to occur of the following (the “Termination Date”):

(a)        One (1) business day following Lessor’s notice to Lessee of Lessor’s Election to Terminate pursuant to any of the provisions of Section 22.

(b)        The Lease Expiration Date.

Upon termination of this Lease as set forth above, Lessee’s rights, duties and obligations under this Lease shall automatically terminate on the Termination Date.  In that event, (i) Lessee shall immediately relinquish possession of the Premises and copies of all books, records, files, maps, studies, reports, keys, codes and information concerning the Premises to Lessor; (ii) Lessee shall assign all of its rights in any applicable crop insurance policy and all Improvements to Lessor; (iii) Lessee shall immediately, quietly, and peacefully vacate the Premises and surrender possession thereof to Lessor or its designee all in good working order, condition, repair, reasonable wear and tear and damage caused by fire or other unavoidable casualty, and permitted alterations excepted, and (iv) Lessee shall remove all personal property of Lessee from the Premises, including without limitation, any mobile homes or modular structures belonging to Lessee or Lessee’s affiliates.  Furthermore, Lessor reserves the right, following the severance of Lessee’s last crop immediately preceding the expiration or termination of this Lease, for Lessor or any successor lessee to enter upon the Premises (at no cost to Lessee and without unreasonably interfering with Lessee’s operations) for purposes of applying fertilizers, and performing any other operation deemed necessary for the maintenance and preservation of the Premises consistent with good farming practices prevalent in the area of the Premises.

Notwithstanding the termination of this Lease as set forth above, Lessee’s obligations to defend and indemnify as provided in Sections 6.7, 14, 18, and 26 herein, as to events, acts or omissions taking place prior to the termination, shall continue.

22.       Termination for Cause Defined; Notice of Election to Terminate.  Lessor will have cause for termination of this Lease upon the occurrence of any of the following events (“Cause for Termination”):

(a)        The existence of a default of this Lease pursuant to Section 23.1.

(b)        The quality of Lessee’s operation of the tree nut farm (including, without limitation, the maintenance of trees, harvesting practices, and pest and disease control), shall be materially below the quality of similar farming operations (with comparable water and soil) in the area of the Premises (the “Standard of Management”). Lessor's right to terminate under this Section 22(b) is subject to the following requirements.

(i)         Cure Notice. Lessor shall provide a detailed notice ( the "Cure Notice") to Lessee including (i) the specific areas in which quality fails to meet the Standard of Management, (ii) the specific failures, and (iii) what must be done to reasonably cure such failures. After delivery of the Cure Notice, Lessor shall provide Lessee a reasonable opportunity to improve such deficiency described in the Cure Notice.  For purposes of this subsection a “reasonable opportunity” shall mean the least amount of time reasonably required by a competent, experienced farm manager to remedy the deficiency, not to extend beyond the conclusion of the Crop Year then in effect or the succeeding Crop Year if Lessor’s notice is provided within the last ninety (90) days of a Crop Year, provided that immediately upon receipt the Cure Notice, Lessee shall commence and continue with due diligence to cure and improve the deficiency noted.

(ii)       Cure Period and Cure Notice Response. Within ten (10) business days of receipt of the Cure Notice (the "Cure Period"), Lessee shall either (i) acknowledge in writing Lessor’s notice of termination, (ii) notify Lessor, in writing, that Lessee intends to cure the breach and provide an estimated time for completion, or (iii) notify Lessor that Lessee disputes that there is a breach (collectively, the "Cure Notice Response").  If Lessee does not deliver the Cure

Notice Response to Lessor during the Cure Period, Lessee will be deemed to have acknowledged Lessor’s notice of termination.  However, if the Parties cannot agree whether Lessee timely cured, or if Lessee responds to the Cure Notice by informing Lessor that Lessee disputes that there is a breach by Lessee, then the dispute shall be settled through binding arbitration (as further described in Section 22(b)(iii) below.

(iii)      Mandatory and Binding Arbitration.  Any dispute arising between the Parties regarding Section 22(b), which cannot be settled amicably by the Parties within ten (10) days, concerning only the provisions of Section 22(b) of this Lease or the rights and duties of the Parties in regard thereto, shall be resolved by arbitration as provided in this paragraph.  All such disputes shall be settled exclusively and finally through arbitration conducted by the American Arbitration Association (the “AAA”) before a single arbitrator in Fresno County, California, in accordance with the Commercial Arbitration Rules of the AAA (the “Rules”), as such Rules are in effect on the date of delivery of a Demand for Arbitration, provided, however, that notwithstanding anything contained in the Rules, the arbitrator shall not have the power to authorize more than ten (10) document requests.  Further, no interrogatories shall be allowed during the course of the arbitration proceeding, and each Party shall be allowed only one deposition absent a showing of good cause.  “Good cause” in this context shall mean that despite the fact that the Parties are agreeing to arbitration as an alternative to judicial proceedings because arbitration is intended to be a quicker, less expensive, more efficient dispute resolution mechanism, the Party cannot establish its prima facie case without taking more than one deposition.  In no case does the arbitrator have the power to authorize more than three (3) depositions per Party.  The arbitration proceedings provided hereunder are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration.  The expedited arbitration will be concluded within one hundred twenty (120) days of the date of the Demand for Arbitration.  The arbitrator shall determine all questions of fact and law relating to any controversy, claim or dispute hereunder, including but not limited to whether or not such controversy, claim or dispute is subject to the arbitration provisions contained herein. The arbitrator may apportion the costs and expenses of the arbitration proceeding, including attorneys’ fees and arbitrators’ fees, between the Parties in any manner deemed reasonable by the arbitrator.  The arbitrator is required, under this Lease between the Parties, to strictly construe this Lease and may not grant an award or any relief to a Party that is inconsistent with the express terms of this Lease.  Any award or determination rendered by the arbitrator may be entered and enforced in any court of competent jurisdiction.

Upon the occurrence of a Cause for Termination, Lessor shall have the right to terminate this Lease by giving Lessee written notice thereof in the manner set forth in Section 28, setting forth the facts and circumstances constituting the Cause for Termination.

Lessor’s right to terminate this Lease in accordance with the provisions hereof shall be in addition to all other rights and remedies available to Lessor under California law arising from the obligations set forth in this Lease.

23.       Default and Remedies.

23.1     Lessee Default.  There shall be a "Lessee Default" under this Lease by Lessee if at any time during the Lease Term:  (i) Lessee shall fail to pay any Rent when due, or any other sum of money whatsoever which Lessee shall be obligated to pay under the provisions of this Lease, within fifteen (15) days after the date such sum is required to be paid hereunder with respect to any such sum the date of payment for which is fixed or set hereunder, or, if no such date of payment is so fixed or set, within fifteen (15) days after written notice and demand by Lessor therefor; (ii) Lessee shall assign, mortgage or encumber this Lease, or sublet the whole or any part of the Premises, otherwise than as expressly permitted hereunder, or if this Lease or the estate of Lessee hereunder shall be transferred, or passed to, or devolve upon, any person or entity other than Lessee herein named by operation of law or otherwise, except in the manner permitted hereunder; (iii) Lessee shall default in the performance or observance of any of the other terms, covenants, conditions, or agreements of this Lease (other than as described in clauses (i), (ii), (iv), (v), (vi), (vii), (viii), or (ix) hereof) for thirty (30) days after written notice and demand, or if such default shall be of such a nature that the same cannot practicably be cured within such thirty (30) day period and Lessee shall not within such thirty (30) day period commence and continue with due diligence and dispatch, the curing and performance of such defaulted term, covenant, condition or agreement, or if Lessee shall within such thirty (30) day period commence with due diligence and dispatch to cure and perform such defaulted term, covenant, condition or agreement and shall thereafter fail or neglect to prosecute and complete with due diligence and dispatch, the curing and performance of such defaulted term, covenant, condition or agreement; (iv) there shall be filed by or against Lessee in any court or other tribunal pursuant to any statute or other rule of law, either of the United States or of any State or of any other authority now or hereafter exercising jurisdiction, a petition in bankruptcy or insolvency proceedings or for the reorganization or for the appointment of a receiver or trustee of all or substantially all of Lessee’s property, or for any other form of debtor relief, unless such petition be filed against Lessee and if in good faith Lessee shall promptly thereafter commence and diligently prosecute any and all proceedings appropriate to secure the dismissal of such petition and shall secure such dismissal within ninety (90) days after the date of filing or the commencement of such proceedings; (v) if Lessee makes an assignment for the benefit of creditors; (vi) if Lessee fails to pay when due any assessments, charges, or insurance premiums or similar amounts to be paid by Lessee under this Lease and such failure continues for a period of ten (10) days after written notice that such amount remains unpaid; provided if Lessee disputes that payment is due, Lessee may file an appropriate protest or challenge to such payment; (vii) if Lessee shall permit the Premises or any portion thereof to be subject to any lien or encumbrance not otherwise permitted hereunder (including, without limitation, any involuntary lien) and fails to remove or provide a release bond or similar security within twenty (20) days after receiving written notice of the existence of such lien; (viii) if Lessee shall vacate, abandon, fail to farm, or fail to market the crops grown on the Premises in accordance with the terms of this Lease or in accordance with the terms of any Crop Contracts; or (ix) if Lessee shall default under the terms and conditions of any crop loan, secured by a lien on the crops growing on the Premises, obtained by Lessee pursuant to Section 24 hereof.  For purposes of this Section 23.1, failure to maintain Improvements that results in: (i) the permanent impairment of the value of such Improvements; and (ii) the inability to cure such impairment without the removal and replacement, shall constitute a default and Lessor shall have the rights set forth in Section 23.2 below.

Lessor may provide a copy of any required notices pursuant to this Section 23.1 to Lessee’s crop lender, if any.

23.2.    Lessor’s Remedies.  In addition to other remedies available to Lessor, the Parties intend for Lessor to have the remedy described in California Civil Code Section 1951.4 (which provides that a lessor may continue the lease in effect after the lessee’s breach and abandonment and recover rent as it becomes due, if the lessee has the right to sublet or assign subject only to reasonable limitations).

The Parties further specifically agree that in the event of Lessee Default under this Lease:

(a)        Lessor may continue this Lease in effect until such time as Lessor elects to terminate Lessee’s right to possession, and Lessee shall remain liable to perform all of its obligations under this Lease and Lessor may enforce all of Lessor’s rights and remedies, including the right to recover Rent as it falls due.  Lessor shall have the right to do all things necessary or appropriate to manage and farm the Premises, and may do all things appropriate to a subletting of the Premises for the account of Lessee, and none of such acts shall be deemed to terminate Lessee’s right of possession, unless and until Lessor elects to terminate the same by written notice to Lessee.  Lessee agrees to reimburse Lessor on demand for all amounts reasonably expended by Lessor in managing and farming the Premises and for Lessor’s reasonable attorneys’ fees and costs, together with interest on the amounts expended from time to time at the rate specified in Section 32 below.

(b)        Lessor may terminate Lessee’s possession of the Premises.  If Lessee’s right to possession of the Premises is terminated by, then this Lease shall terminate.  Upon such termination, Lessor may recover from Lessee:

(i)         The worth at the time of award of the unpaid Rent which had been earned at the time of termination.

(ii)       The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided.

(iii)      The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Lessee proves could be reasonably avoided.

(iv)       Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform its obligation under the Lease or which in the ordinary course of things would be likely to result therefrom.

The “worth at the time of award” of the amounts referred to in this subdivision (b) is the product of: (i) the Olympic average of the Rent for the Crop Years prior to termination and (ii) the number of years left in the Lease Term, discounting such amount at the rate of five percent (5%).  The “Olympic average” shall means the average eliminating the high and low numbers.

23.3     Lessor Default.  Lessor shall not be in default under this Lease unless Lessor fails to perform obligations required by Lessor within thirty (30) days after written notice by Lessee to Lessor specifying what obligations Lessor has failed to perform.  If the nature of Lessor’s failure to perform is such that more than thirty (30) days is required for performance, Lessor shall not be in default if during such time period Lessor commences performance and thereafter diligently prosecutes the same to completion. In the event Lessor defaults in its obligations under this Lease, Lessee shall have the option, but not the obligation, to cure Lessor’s default.  If Lessee exercises such option, Lessor shall reimburse Lessee for all reasonable costs incurred by Lessee to cure the default and if such amounts are not paid with fifteen (15) days after Lessee provides Lessor with an invoice requesting reimbursement, such amounts will accrue interest at ten percent (10%) per annum until paid.  Lessee may pursue any or all available remedies at law or in equity in the event of a default by Lessor.

23.4     Remedies Cumulative.  The rights, powers, elections and remedies of Lessor and Lessee contained in this Lease shall be construed as cumulative and no one of them is or shall be considered exclusive of the other or exclusive of any other rights or remedies allowed by law, and the exercise of one or more rights, powers, elections or remedies shall not impair either Party’s right to exercise any other.

24.       Lessee’s Right to Encumber the Crops. Notwithstanding anything to the contrary written herein, Lessee may encumber all crops and farm products and all products and proceeds thereof including any crop insurance proceeds (“Crops”) now or hereafter grown or growing on the Premises in connection with loans for planting, farming and operating funds with a term not exceeding one year (1 yr.), subject to Lessee providing Lessor with written notice of same. Upon written request of Lessee, or any beneficiary, mortgagee, or secured party (each a “Lessee’s Crop Lender”) of any deed of trust, mortgage, or security agreement affecting the Crops, and the note or other obligation secured by it, that constitutes security for the payment of debt or performance of an obligation, Lessor and any Lessor lender shall, in writing, subordinate its rights in the Crops to any encumbrance against the Crops held by any Lessee’s Crop Lender.

25.       Reserved

26.       Indemnification.  In addition to any other indemnification provisions contained in this Lease, including without limitation those set forth in Sections 6.7, 14 and 18 hereof, except to the extent caused by the intentional or negligent acts or omissions of Lessor or its agents, Lessee shall indemnify and hold Lessor and the property of Lessor, including the Premises, free and harmless from any and all claims, liability, loss, damage, or expenses resulting from Lessee’s occupation and use of the Premises including any claim, liability, loss or damage arising by reason of the injury to or death of any person or persons or by reason of damage to any property caused by the condition of the Premises, the condition of any improvements or personal property in or on the Premises, injury, illness or death of any person as a result of defective or contaminated crops, livestock or agricultural products, or the acts or omissions of Lessee or any person in or on the Premises with the express or implied consent of Lessee.  The duties of Lessee under this Section 26 to indemnify and hold Lessor and the property of Lessor, including the Premises, free and harmless from any such claim, liability, loss, or damage shall extend to any claim, liability, loss, or damage arising by reason of the injury to or death of (1) Lessee, (2) any agent, officer, or employee of Lessee, or (3) any independent contractor hired by Lessee to perform work or render services on the Premises.

27.       Release.  From and after the execution hereof, Lessee hereby waives, releases, remises, acquits, and forever discharges Lessor, its directors, officers, shareholders, employees, and agents, and their respective heirs, successors, personal representatives, and assigns, of and from any and all suits, causes of action, legal or administrative proceedings, claims, demands, actual damages, punitive damages, losses, costs, liabilities, interest, attorneys’ fees and expenses of whatever kind and nature, in law or in equity, known or unknown, which Lessee ever had, now has, hereafter can, shall or may have or acquire or possess based upon, or arising out of or in any way connected with, directly or indirectly the condition, status, quality, nature, contamination, or environmental state of the Premises except to the extent caused by the intentional or negligent acts or omissions of Lessor after the execution hereof (collectively, the “Released Matters”).

It is the intention of this provision that any and all responsibilities and obligations of Lessor, and any and all rights or claims of Lessee, its successors and assigns and affiliated entities, against Lessor with respect to the Released Matters are declared null and void and of no present or future effect as to such parties.  Lessee hereby waives the benefits of Section 1542 of the Civil Code of the State of California, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Lessee’s Initials: __________

28.       Notices.  All notices under this Lease shall be in writing, and be either personally served, sent with return receipt requested by certified mail with postage prepaid, sent by nationally recognized overnight courier service, or sent by email or facsimile with an original to be delivered by nationally recognized overnight courier service, and addressed to the respective Parties as follows:

To Lessee:	Olam Farming, Inc.
Attn: Dave DeFrank
205 E. River Park Circle, Suite 310
Fresno, CA 93720-1572
dave.defrank@olamnet.com

With a copy to:
Ligia Bernardo, Director of Legal
205 E. River Park Circle, Suite 310

Fresno, CA 93720

Baker Manock & Jensen PC
Attn: Carl R. Refuerzo
5260 North Palm, Suite 421
Fresno, CA 93704
crefuerzo@bakermanock.com

To Lessor:	Arnold (CA) LLC
Attn. Legal Department
4600 S. Syracuse St., Suite 1450
Denver, CO 80237
legal@farmlandpartners.com

or to such other person or at such other place as either Party may from time to time designate by written notice to the other Party.

Notice given in the foregoing manner shall be deemed sufficiently given for all purposes hereunder on the date the same was personally delivered, deposited with the United States Postal Service, deposited with a nationally recognized overnight courier service, or sent by facsimile, or e-mail (provided that in the case of e-mail notice, a hard copy of such communication shall follow by one of the other modes of delivery set forth herein within two (2) days of such e-mail notice) except that notices of changes of address shall not be effective until actual receipt.

29.       Holding Over.  Upon the expiration or termination of this Lease, if Lessee fails to yield possession, Lessee shall pay to Lessor rent at the rate of 150% of the rental applicable to the last complete Crop Year during the Lease Term (calculated on a per diem basis) plus the sum of $500.00 per day, as additional rent, for each day Lessee remains in possession thereafter, in addition to any damages caused by Lessee to Lessor’s land or improvements, and such payments shall not entitle Lessee to any interest of any kind or character in or to the Premises.  Lessee hereby waives the provisions of Section 1161(2) of the California Code of Civil Procedure as they relate to agricultural leases.  If such possession shall continue beyond thirty (30) days, Lessee shall be liable for any and all land preparation expenses incurred by Lessor or its agents during the holdover period.  Nothing contained herein shall be deemed to create any right of Lessee to extend the Lease.

30.       Surrender of Lease Not Merger.  The voluntary or other surrender by Lessee, or mutual cancellation of this Lease, shall not work a merger, and shall terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subleases or subtenancies.

31.       Quitclaim.  At the expiration or earlier termination of this Lease, Lessee shall execute, acknowledge and deliver to Lessor within ten (10) days after written demand from Lessor to Lessee any quitclaim deed or other document required by any title company to remove the cloud of this Lease from the title of the Premises.

32.       Interest.  With respect to any Rent or other amounts due Lessor hereunder (including, without limitation, amounts advanced by Lessor to pay or perform Lessee’s obligations hereunder), Lessee agrees to pay to Lessor interest thereon until such amounts are repaid in full at an interest rate equal to ten percent (10%) per annum but not to exceed the highest rate permitted by law, in addition to any late charges permitted under the Lease.  Interest on any amount due shall not start accruing until fifteen (15) days after such amount was first due.  With respect to any amounts due Lessee hereunder, Lessor agrees to pay to Lessee interest thereon until such amounts are repaid in full at an interest rate set forth in this Section 32.

33.       Additional Rent.  Any monetary obligations of Lessee to Lessor under the terms of the Lease shall be deemed to be rent hereunder.

34.       Expiration of Indemnities.  Lessee’s liability for the various indemnities under Sections 14, 18, and 26 shall terminate on the second anniversary of the termination of this Lease.  However, Lessee’s liability for the indemnity under Section 6.6 shall not terminate.

35.       Legal Effect.  All covenants of Lessee and Lessor contained in this Lease are hereby expressly made independent conditions concurrent.

36.       Headings.  The titles or headings to the articles and sections of this Lease are not a part of this Lease and shall have no effect on the construction or interpretation of any part of this Lease.

37.       Entire Agreement, Amendment.  This Lease, including the recitals, shall constitute the entire understanding of the Parties hereto with respect to the subject matter hereof, and no amendment, modification, or alteration of the terms hereof shall be binding unless the same are in writing, dated subsequent to the date hereof, and duly executed by the Parties.

38.       Choice of Law.  This Lease shall be governed by and construed in accordance with the laws of the State of California.  In the event any dispute arises between the Parties and if the same shall result in litigation, venue of such litigation shall be in Fresno County, California.

39.       Legal Relationship of Parties.  Lessor and Lessee acknowledge and agree that the terms of this Lease have been the subject of extensive analysis and negotiation.  They further agree that it is their intention that the legal relationship established and governed by this Lease is that of Lessor and Lessee with respect to the Premises.  The parties have no intention that the legal relationship created by this Lease be deemed or construed to be a partnership, joint venture, co-venture, agency, trust, co‑tenancy or any other type or form of legal relationship other than a tenancy for years according to its terms.

40.       Exhibits.  Each of the Exhibits attached hereto is incorporated herein by reference as if set out herein in full and such Exhibits are identified as follows:

Exhibit A – Legal Description of the Land

Exhibit B – Form of Guaranty

Exhibit C – Development Plan

41.       Construction.  The language used in this Lease shall be deemed to be the language approved by the Parties to express their mutual intent and no rule of strict construction shall be applied against either Party.

42.       Attorneys’ Fees.  In the event any suit, action or proceeding of any kind (an “action”) is brought by any Party hereto to enforce, defend or interpret any provision of this Lease (including without limitation an action for declaratory relief), the prevailing party in such action shall recover from the other Parties to such action all reasonable costs and expenses (including, without limitation, the reasonably allocated cost of in-house counsel) which the prevailing party may incur in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.  The “prevailing party” means the Party entitled to recover costs of suit, whether or not any action proceeds to final judgment.  Any judgment or order entered in such action shall specifically provide for the recovery of all reasonable costs and expenses incurred by the prevailing party in connection therewith including, without limitation, costs and expenses incurred in enforcing such judgment.  For the purpose of this Section 42, “costs and expenses” include all court costs and attorneys’ fees including, without limitation, court costs and attorneys’ fees incurred in connection with any of the following:  (a) postjudgment motions, (b) contempt proceedings, (c) garnishment, levy and debtor and third party examinations, (d) discovery, and (e) bankruptcy litigation.

43.       Counterparts.  This Lease may be executed in any number of counterparts, each of which shall be deemed an original hereof and all such counterparts shall constitute one and the same instrument.

44.       Joint and Several.  If Lessee consists of more than one person, each Lessee: (a) shall have joint and several liability for the punctual payment and performance, when due, of each and every obligation of Lessee herein, including without limitation, the prompt payment of Rent; (b) acknowledges that this agreement is the independent and several obligation of each Lessee and may be enforced against each Lessee separately, whether or not enforcement of any right or remedy hereunder has been sought against any other Lessee; and (c) agrees that its liability hereunder is absolute, unconditional, continuing and irrevocable.

45.       Severability.  If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, in whole or in part, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

[signatures follow on next page]

IN WITNESS WHEREOF, the Parties have executed this Lease on the day and year first above written.

LESSOR:	LESSEE:

Arnold (CA) LLC	OLAM FARMING, INC,
a Delaware corporation

/s/ Luca Fabbri, CFO	/s/ Gregory C. Estep, President
11/28/2017	11/28/2017

EXHIBIT A

KG PROPERTY:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF MADERA, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

ALL THAT PORTION OF SWAMP & OVERFLOW SURVEY NO. 287, IN THE SOUTHEASTERLY 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 23, THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 AND THE SOUTHEASTERLY 1/2 OF NORTHWEST 1/4 OF SOUTHWEST 1/4 OF SECTION 24, TOWNSHIP 13, SOUTH, RANGE 16 EAST, M.D.B.&M., LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN VOL. 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 24 BEARS SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 1,881.00 FEET, SAID POINT OF BEGINNING HAVING COORDINATES Y=106, 842.16 AND X=2, 093, 805.30; THENCE FROM SAID POINT OF BEGINNING AND ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE, SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET; THENCE LEAVING SAID SEGREGATION LINE FROM A TANGENT THAT BEARS SOUTH 52 DEGREES 22 MINUTES 36 SECONDS WEST ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1,035.00 FEET THROUGH A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO A POINT ON THE LAST SAID SEGREGATION LINE; THENCE ALONG SAID SEGREGATION LINE, SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 185.71 FEET; THENCE SOUTH 28 DEGREES 04 MINUTES 39 SECONDS WEST 408.24 FEET, THENCE LEAVING THE SAID SEGREGATION LINE, SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 635.55 FEET; THENCE SOUTH 03 DEGREES 12 MINUTES 16 SECONDS WEST 100.13 FEET; THENCE SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 844.73 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 970 FEET THROUGH A CENTRAL ANGLE OF 29 DEGREES 33 MINUTES 26 SECONDS, AN ARC DISTANCE OF 500.40 FEET; THENCE SOUTH 35 DEGREES 37 MINUTES 27 SECONDS WEST 2,529.94 FEET TO A 3/4 INCH IRON PIPE WITH BRASS PLUG MARKED "C8-123" FROM WHICH A 1 1/2 INCH STEEL AXLE MARKING THE NORTHEAST CORNER OF SAID SECTION 23 BEARS NORTH 04 DEGREES 23 MINUTES 40 SECONDS EAST 4,906.71 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 470.00 FEET THROUGH A CENTRAL ANGLE OF 30 DEGREES 16 MINUTES 23 SECONDS AN ARC DISTANCE OF 248.33 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 245.28 FEET, THENCE SOUTH 68 DEGREES 45 MINUTES 35 SECONDS WEST 100.12 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 115.87 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 465 FEET THROUGH A CENTRAL ANGLE OF 38 DEGREES 43 MINUTES 04 SECONDS, AN ARC DISTANCE OF 314.23 FEET TO A POINT ON THE NORTHWESTERLY LINE OF SAID STATE SWAMP AND OVERFLOWED LANDS SURVEY NO. 287; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 45 DEGREES 16 MINUTES 49 SECONDS WEST 33.17 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 23; THENCE ALONG SAID SOUTH LINE SOUTH 89 DEGREES 59 MINUTES 38 SECONDS WEST 290 FEET, MORE OR LESS, TO THE LOW WATER MARK ON THE NORTH OR RIGHT BANK OF THE SAN JOAQUIN RIVER; THENCE UPSTREAM ALONG SAID LOW WATER MARK WITH THE MEANDERS THEREOF TO AN

EXHIBIT B
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AGRICULTURAL LEASE

INTERSECTION WITH THE NORTH LINE OF SAID SECTION 24; THENCE ALONG THE NORTH LINE OF SAID SECTION 24, SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 370 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 24; THENCE 89 DEGREES 48 MINUTES 28 SECONDS EAST 1,881.00 FEET TO THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24; THENCE SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET, ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE OF THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL, SAID POINT OF BEGINNING HAVING COORDINATES Y=106,835 34 AND X=2, 093,767.08; THENCE FROM SAID POINT OF BEGINNING AND ALONG SAID SEGREGATION LINE SOUTH 79 DEGREES 52 MINUTES 39

SECONDS WEST 264.78 FEET; THENCE SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 211.08 FEET; THENCE LEAVING SAID SEGREGATION LINE ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 1035 FEET, THROUGH A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION LYING BETWEEN THE LOW WATER MARK AND THE CENTERLINE OF THE SAN JOAQUIN RIVER.

AND ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN VOL. 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO. 1834.

APN: 040-222-026 (PORTION)

PARCEL NO. 2:

ALL THAT PORTION OF SWAMP & OVERFLOW SURVEY NO. 576 IN THE WEST 1/2 OF SECTION 24, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 24 BEARS SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 1,881.00 FEET, SAID POINT OF BEGINNING HAVING COORDINATES Y=106,824 16 AND X=2,093,805.30; THENCE FROM SAID POINT OF BEGINNING AND ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE, SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET; THENCE LEAVING SAID SEGREGATION LINE FROM A TANGENT THAT BEARS

EXHIBIT B
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AGRICULTURAL LEASE

SOUTH 52 DEGREES 22 MINUTES 36 SECONDS WEST ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1,035.00 FEET THROUGH A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO A POINT ON THE LAST SAID SEGREGATION LINE; THENCE ALONG SAID SEGREGATION LINE, SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 185.71 FEET; THENCE SOUTH 28 DEGREES 04 MINUTES 39 SECONDS WEST 408.24 FEET; THENCE LEAVING THE SAID SEGREGATION LINE, SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 635.55 FEET; THENCE SOUTH 03 DEGREES 12 MINUTES 16 SECONDS WEST 100.13 FEET; THENCE SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 844.73 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 970 FEET THROUGH A CENTRAL ANGLE OF 29 DEGREES 33 MINUTES 26 SECONDS, AN ARC DISTANCE OF 500.40 FEET; THENCE SOUTH 35 DEGREES 37 MINUTES 27 SECONDS WEST 2,529.94 FEET TO A 3/4 INCH IRON PIPE WITH BRASS PLUG MARKED "C8-123" FROM WHICH A 1 1/2 INCH STEEL AXLE MARKING THE NORTHEAST CORNER OF SAID SECTION 23 BEARS NORTH 04 DEGREES 23 MINUTES 40 SECONDS EAST 4,096.71 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 470.00 FEET THROUGH A CENTRAL ANGLE OF 30 DEGREES 16 MINUTES 23 SECONDS AN ARC DISTANCE OF 248 33 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 245.28 FEET; THENCE SOUTH 68 DEGREES 45 MINUTES 35 SECONDS WEST 100.12 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 115.87 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 465 FEET THROUGH A CENTRAL ANGLE OF 38 DEGREES 43 MINUTES 04 SECONDS, AN ARC DISTANCE OF 314.23 FEET TO A POINT ON THE NORTHWESTERLY LINE OF SAID STATE SWAMP AND OVERFLOWED LAND SURVEY NO. 287; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 45 DEGREES 16 MINUTES 49 SECONDS WEST 33.17 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 23; THENCE ALONG SAID SOUTH LINE SOUTH 89 DEGREES 59 MINUTES 38 SECONDS WEST 290 FEET, MORE OR LESS, TO THE LOW WATER MARK ON THE NORTH OR RIGHT BANK OF THE SAN JOAQUIN RIVER; THENCE UPSTREAM ALONG SAID LOW WATER MARK WITH THE MEANDERS THEREOF TO AN INTERSECTION WITH THE NORTH LINE OF SAID SECTION 24, THENCE ALONG THE NORTH LINE OF SAID SECTION 24, SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 370 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 24; THENCE NORTH 89 DEGREES 48 MINUTES 28 SECONDS EAST 1,881.00 FEET TO THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24; THENCE SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET, ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL, SAID POINT OF BEGINNING HAVING COORDINATES Y=106,835.34 AND X=2,093,767 08; THENCE FROM SAID POINT OF BEGINNING AND ALONG SAID SEGREGATION LINE SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 264.78 FEET; THENCE SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 211.08 FEET; THENCE LEAVING SAID SEGREGATION LINE ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 1035 FEET, THROUGH

A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THERFROM THAT PORTION LYING BETWEEN THE LOW WATER MARK AND THE CENTERLINE OF THE SAN JOAQUIN RIVER.

ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO. 14630.

EXHIBIT B
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ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO. 1834.

APN: 040-222-026 (PORTION)

PARCEL NO. 3:

ALL OF SWAMP AND OVERFLOW SURVEY NO. 172, IN THE NORTHEAST 1/4 OF SOUTHEAST 1/4 OF SECTION 23, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

AND ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT IN DEED RECORDED OCTOBER 26, 1972 IN BOOK 1140 OF OFFICIAL RECORDS, PAGE 296, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811, PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN: 040-222-026 (PORTION)

PARCEL NO. 4:

ALL OF SWAMP AND OVERFLOW LOCATION SURVEY NO. 3586 IN THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 23, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811, PAGE 139, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN: 040-222-026 (PORTION)

EXHIBIT B
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PARCEL NO. 5:

THE NORTHWEST 1/4; THE NORTHWEST 1/4 OF THE NORTHEAST 1/4; THE WEST 1/2 OF THE SOUTHWEST 1/4, LOTS 1, 2, 3 AND 4, STATE SWAMP AND OVERFLOW LOCATION SURVEY NO. 3586 IN THE NORTHEAST 1/4 OF THE NORTHEAST 1/4, STATE SWAMP AND OVERFLOW LOCATION SURVEY 3586 IN THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4; STATE SWAMP AND OVERFLOW LOCATION SURVEY 3586 IN THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4, STATE SWAMP AND OVERFLOW SURVEY 248 IN THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 IN MADERA COUNTY, ALL OF STATE SWAMP AND OVERFLOW SURVEY 576 IN MADERA COUNTY IN SECTION 13, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL THE ABOVE DESCRIBED LANDS ALL OIL, GAS AND MINERALS THEREIN AND THEREUNDER, AS HERTOFORE CONVEYED BY DEED DATED DECEMBER 2, 1944 AND RECORDED MAY 11, 1945 IN BOOK 362 OF OFFICIAL RECORDS, PAGE 111, MADERA COUNTY RECORDS, TO EDWINA H. GILL, AS TO AN UNDIVIDED 1/3RD INTEREST, WILL GILL, JR., AS TO AN UNDIVIDED 1/6TH INTEREST; AND INEZ THOMPSON, AS TO AN UNDIVIDED 1/6TH INTEREST, ERNEST GILL, AS TO AN UNDIVIDED 1/6TH INTEREST AND RALPH GILL, AS TO AN UNDIVIDED 1/6TH INTEREST.

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO. 14630.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO. 1834.

APN: 040-166-002

PARCEL NO. 6:

LOTS 2, 3 AND 4; THE NORTH 1/2 OF THE NORTHEAST 1/4; THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4; THOSE PORTIONS OF STATE SWAMP AND OVERFLOW SURVEYS 384, 385 AND 386 IN MADERA COUNTY IN SECTION 23; LOT 1 IN SECTION 24; ALL IN TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM AN UNDIVIDED 1/2 INTEREST IN ALL OIL, GAS, AND PETROLEUM AND OTHER MINERAL AND HYDROCARBON SUBSTANCES IN AND UNDER SAID LANDS; AS RESERVED IN DEED FROM EDISON SECURITIES COMPANY, A CORPORATION, DATED AUGUST 31, 1945 AND RECORDED OCTOBER 26, 1945 IN BOOK 363 OF OFFICIAL RECORDS, PAGE 430, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM (A) AN UNDIVIDED 26% INTEREST IN ALL OIL, GAS, PETROLEUM AND OTHER MINERAL AND HYDROCARBON SUBSTANCES IN, ON, UNDER OR UPON OR THAT MAY BE PRODUCED FROM SAID LAND; (B) ALL OTHER MINERALS OF ANY KIND WHATSOEVER, OTHER THAN OIL, GAS, PETROLEUM AND OTHER MINERALS AND HYDROCARBON SUBSTANCES, AND (C) ALL SURFACE AND UNDERGROUND WATER APPERTAINING TO SAID LANDS, EXCEPT SO MUCH THEREOF AS IS REASONABLY NECESSARY FOR STOCK PURPOSES ON SAID LANDS, AS EXCEPTED AND RESERVED IN A DEED FROM CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO, DATED

EXHIBIT B
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AGRICULTURAL LEASE

APRIL 1, 1946 AND RECORDED JUNE 11, 1946 IN BOOK 390 OF OFFICIAL RECORDS, PAGE 233, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM AN UNDIVIDED 24% INTEREST IN AND TO ALL OIL, GAS AND MINERALS THEREUNDER, AS HERETOFORE CONVEYED TO EDWINA H. GILL, A WIDOW, RALPH GILL, ERNEST GILL AND WILL GILL, JR., AS TO AN UNDIVIDED 1/4 INTEREST EACH BY DEED RECORDED MAY 20, 1959 IN BOOK 745, PAGE 351, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO. 14630.

AND ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT IN DEED RECORDED OCTOBER 26, 1972 IN BOOK 1140 OF OFFICIAL RECORDS, PAGE 296, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811, PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3975 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO, 1834.

APN: 040-222-023; 040-222-024; 040-222-027 AND 040-222-025

PARCEL NO. 7:

ALL OF THAT PORTION OF GOVERNMENT LOT 1, STATE SWAMP AND OVERFLOW SURVEY NO. 172 IN THE WEST HALF OF THE SOUTHEAST QUARTER, STATE SWAMP AND OVERFLOW SURVEY NO. 173 IN THE EAST HALF OF THE WEST HALF, STATE SWAMP AND OVERFLOW SURVEY NO. 526 IN THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER, STATE SWAMP AND OVERFLOW LOCATION SURVEY 3586 IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER, AND STATE SWAMP AND OVERFLOW SURVEY NO. 3586 IN THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER, ALL IN SECTION 23, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING NORTH AND EAST OF THE NORTHERLY BOUNDARY OF THAT PARCEL GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440, OFFICIAL RECORDS OF MADERA COUNTY, AS DOCUMENT NO. 14630.

TOGETHER WITH THAT PORTION OF SECTION 22, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 22; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF SAID SECTION 22, A DISTANCE OF 445.44 FEET TO THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440, OFFICIAL RECORDS OF MADERA COUNTY, DOCUMENT NO. 14630; THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 159.11 FEET; THENCE NORTH 15 DEGREES 16 MINUTES 57 SECONDS EAST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 25.00 FEET; THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 185.63 FEET; THENCE NORTH 65 DEGREES 14 MINUTES 50 SECONDS EAST A DISTANCE OF 274.77 FEET; THENCE 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 64.16 FEET; THENCE NORTH 62

EXHIBIT B
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AGRICULTURAL LEASE

DEGREES 49 MINUTES 20 SECONDS EAST A DISTANCE OF 67 11 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 120 15 FEET TO THE NORTH LINE OF SAID SECTION 22, THENCE NORTH 88 DEGREES 34 MINUTES 53 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 18 57 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THE ABOVE DESCRIBED LANDS ALL OIL, GAS AND MINERALS THEREIN AND THEREUNDER, AS HERETOFORE CONVEYED BY DEED DATED DECEMBER 2, 1944 AND RECORDED MAY 11, 1945 IN BOOK 362 OF OFFICIAL RECORDS, PAGE 111, MADERA COUNTY RECORDS, TO EDWINA H GILL, AS TO AN UNDIVIDED 1/3RD INTEREST; WILL GIL, JR , AS TO AN UNDIVIDED 1/6TH INTEREST, AND INEZ THOMPSON, AS TO AN UNDIVIDED 1/6TH INTEREST, ERNEST GILL, AS TO AN UNDIVIDED 1/6TH INTEREST AND RALPH GILL, AS TO AN UNDIVIDED 1/6TH INTEREST

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO 14630.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN 040-222-022 AND PORTION OF 040-221-005 NEW APN 040-222-028

PARCEL NO. 8:

THAT PORTION OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING EAST OF THE FOLLOWING DESCRIBED LINE

COMMENCING AT A POINT ON THE NORTH LINE OF SAID SECTION 15 WHICH BEARS NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST A DISTANCE OF 2032.23 FEET FROM THE NORTHWEST CORNER THEREOF, THENCE SOUTH 00 DEGREES 27 MINUTES 42 SECONDS EAST A DISTANCE OF 5297.14, MORE OR LESS, TO THE SOUTH LINE OF SAID SECTION 15

TOGETHER WITH THAT PORTION OF GOVERNMENT LOTS 2 AND 3 AND STATE SWAMP AND OVERFLOW SURVEYS NO 527 AND 383 IN SECTION 22, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLATS THEREOF, LYING NORTH OF THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440, OFFICIAL RECORDS OF MADERA COUNTY, DOCUMENT NO 14630, AND EAST OF THE FOLLOWING DESCRIBED LINE

COMMENCING AT A POINT ON THE NORTH LINE OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, WHICH BEARS NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST A DISTANCE OF 2032.23 FEET FROM THE NORTHWEST CORNER THEREOF, THENCE SOUTH 00 DEGREES 27 MINUTES 42 SECONDS EAST A DISTANCE OF 5899.62 FEET, MORE OR LESS, TO A POINT ON SAID NORTHERLY BOUNDARY OF THAT PARCEL GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT

EXCEPTING THEREFROM THAT PORTION OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS

EXHIBIT B
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AGRICULTURAL LEASE

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 15, THENCE SOUTH 00 DEGREES 12 MINUTES 31 SECONDS WEST, ALONG THE EAST LINE OF SAID SECTION 15, A DISTANCE OF 5262.61 FEET TO THE SOUTHEAST CORNER THEREOF, THENCE SOUTH 88 DEGREES 34 MINUTES 53 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 15, A DISTANCE OF 18.57 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 5165.06 FEET, THENCE SOUTH 89 DEGREES 13 MINUTES 00 SECONDS WEST A DISTANCE OF 56.83 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF

97.00 FEET TO THE NORTH LINE OF SAID SECTION 15, THENCE NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 146.60 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF SECTION 22, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 22, THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF SAID SECTION 22, A DISTANCE OF 445.44 FEET TO THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440 OFFICIAL RECORDS OF MADERA COUNTY, DOCUMENT NO 14630, THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 159.11 FEET, THENCE NORTH 15 DEGREES 16 MINUTES 57 SECONDS EAST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 25.00 FEET, THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 185.63 FEET, THENCE NORTH 65 DEGREES 14 MINUTES 50 SECONDS EAST A DISTANCE OF 274.77 FEET, THENCE 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 64.16 FEET, THENCE NORTH 62 DEGREES 49 MINUTES 20 SECONDS EAST A DISTANCE OF 67.11 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 120.15 FEET TO THE NORTH LINE OF SAID SECTION 22, THENCE NORTH 88 DEGREES 34 MINUTES 53 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 18.57 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN PORTION OF 040-162-004 AND PORTION OF 040-221-005 NEW APN 040-162-005

PARCEL NO. 9:

SECTION 14, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF

TOGETHER WITH THAT PORTION OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS.

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 15, THENCE SOUTH 00 DEGREES 12 MINUTES 31 SECONDS WEST, ALONG THE EAST LINE OF SAID SECTION 1, A DISTANCE OF 5262.61 FEET TO THE SOUTHEAST CORNER THEREOF, THENCE SOUTH 88 DEGREES 34 MINUTES 53 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 15, A DISTANCE OF 18.57 FEET,

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THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 5165.06 FEET, THENCE SOUTH 89 DEGREES 13 MINUTES 00 SECONDS WEST A DISTANCE OF 56.83 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 97.00 FEET TO THE NORTH LINE OF SAID SECTION 15, THENCE NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 146.60 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THE ABOVE DESCRIBED LANDS ALL OIL, GAS AND MINERALS THEREIN AND THEREUNDER, AS HERETOFORE CONVEYED BY DEED DATED DECEMBER 2, 1944 AND RECORDED MAY 11, 1945 IN BOOK 362 OF OFFICIAL RECORDS, PAGE 111, MADERA COUNTY RECORDS, TO EDWINA H GILL, AS TO AN UNDIVDED 1/3RD INTEREST, WILL GILL, JR , AS TO AN UNDIVIDED 1/6TH INTEREST, AND INEZ THOMPSON, AS TO AN UNDIVIDED 1/6TH INTEREST, ERNEST GILL, AS TO AN UNDIVIDED 1/6TH INTEREST AND RALPH GILL, AS TO AN UNDIVIDED 1/6TH INTEREST.

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO 14630.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT

RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN 040-162-001 AND PORTION OF 040-162-004 NEW APN 040-164-002

STELLA PROPERTY:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF KERN, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

PARCELS 5, 6, 7, 8, 13, 14, 15 AND 16 OF PARCEL MAP 8799 IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED DECEMBER 23, 1988 IN BOOK 37, PAGES 101, 102 AND 103 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE, HYDROGEN, HELIUM, NITROGEN, METHANE, SULFUR (IN EACH CASE IN EITHER LIQUID OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBONS") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCE, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTEREST RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY"); (3) ALL REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OF SIMILAR

EXHIBIT B
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AGRICULTURAL LEASE

SUBSTANCES TO, FROM AND ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME GEOGRAPHIC AREA AS THE REAL PROPERTY; (5) THE RIGHT TO PRODUCE EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL, GAS, MINERALS, AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS, (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES, WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE

EXHIBIT B
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AGRICULTURAL LEASE

RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APNS: 184-070-29, 184-070-30, 184-070-31, 184-070-32, 184-100-16, 184-100-17, 184-100-18 & 184-100-19)

PARCEL NO. 2:

THAT PORTION OF SECTION 9, TOWNSHIP 31 SOUTH, RANGE 26 EAST, M.D.B.M., IN THE UNINCORPORATED AREA, OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING SOUTHEASTERLY OF THE SOUTHEASTERLY LINE OF PARCEL A OF PARCEL MAP 761 AS RECORDED FEBRUARY 15, 1973 IN BOOK 4, PAGE 150 OF PARCEL MAPS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE HYDROGEN, HELIUM, NITROGEN, METHANE, SULFUR (IN EACH CASE 1 EITHER LIQUID OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBONS") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTERESTS RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY); (3) ALL REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OR SIMILAR SUBSTANCES TO, FROM AND ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME GEOGRAPHIC AREA AS THE REAL PROPERTY; (5) THE RIGHT TO PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL, GAS, MINERALS AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OF HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER TO PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED

EXHIBIT B
TO
AGRICULTURAL LEASE

FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES, WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APN: 184-090-21

PARCEL NO. 3:

THAT PORTION OF SECTION 16, TOWNSHIP 31 SOUTH, RANGE 26 EAST, M.D.B.M., IN THE UNINCORPORATED AREA, OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING NORTHEAST OF THE NORTHEASTERLY LINE OF INTERSTATE 5 AS CONVEYED TO THE STATE OF CALIFORNIA IN DEED RECORDED MARCH 24, 1967 IN BOOK 4037, PAGE 193 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION OF SAID LAND LYING WITHIN PARCEL A OF PARCEL MAP 761 AS RECORDED FEBRUARY 15, 1973 IN BOOK 4, PAGE 150 OF PARCEL MAP.

ALSO EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE, HYDROGEN, HELIUM, NITROGEN, METHANE, SULFUR (IN EACH CASE IN EITHER LIQUID OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBON") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTEREST RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY"); (3) ALL

EXHIBIT B
TO
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REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OR SIMILAR SUBSTANCES TO, FROM ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME GEOGRAPHIC AREA AS THE REAL PROPERTY; (5) THE RIGHT TO PRODUCE, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL, GAS, MINERALS AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS,

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL, PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS, (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS

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EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APN: 184-110-32

PARCEL NO. 4:

THAT PORTION OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 31, SOUTH, RANGE 26 EAST, M.D.B.M., IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING NORTHEASTERLY OF THE NORTHEASTERLY LINE OF INTERSTATE 5 AS CONVEYED TO THE STATE OF CALIFORNIA IN DEED RECORDED MARCH 24, 1967 IN BOOK 4037, PAGE 193 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE, HYDROGEN, HELIUM OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBONS") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTERESTS RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY"); (3) ALL REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OR SIMILAR SUBSTANCES TO, FROM AND ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME GEOGRAPHIC AREA AS THE REAL PROPERTY; (5) THE RIGHT TO PRODUCE, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL GAS, MINERALS AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR,

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EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS, (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES, WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APN: 184-100-13

CHOWCHILLA I PROPERTY:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF MADERA, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

LOT 530 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12, AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL

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UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-029

PARCEL NO. 2:

LOTS 15 AND 16 IN BLOCK 23 OF CENTRAL TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 OF PAGE 13 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM THOSE PORTIONS OF LOTS 15 AND 16 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SECTION 14, TOWNSHIP 10 SOUTH, RANGE 15 EAST, MOUNT DIABLO BASE AND MERIDIAN, THENCE S. 89° 07’ W., 2640 FEET TO THE SOUTHWEST CORNER OF SAID LOT 15, THENCE N. 0° 57’ W. 30.00 FEET; THENCE N. 89° 07’ E., 2610 FEET; THENCE N. 0° 57’ W., 1290 FEET; THENCE N. 89° 07’ E., 30.00 FEET TO THE NORTHEAST CORNER OF SAID LOT 16; THENCE S. 0° 57’ E., 1320 FEET, ORE OR LESS, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-011

PARCEL NO. 3:

LOT 13 IN BLOCK 22 OF CENTRAL COLONIES, ACCORDING TO THE MAP ENTITLED “CENTRAL COLONIES”, BEING A PORTION OF THE CENTRAL TRACT OF THE CHOWCHILLA RANCH, FILED AND RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF THE COUNTY OF MADERA, STATE OF CALIFORNIA, ON DECEMBER 2, 1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-024

PARCEL NO. 4:

LOT 14 IN BLOCK 22 OF CENTRAL COLONIES, IN THE UNINCORPORATED AREA, COUNTY OF MADERA, STATE OF CALIFORNIA, ACCORDING TO THE MAP THEREOF RECORDED DECEMBER 2, 1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION THEREOF CONVEYED TO SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED APRIL 4, 1975 IN BOOK 1228, PAGE 361 OF OFFICIAL RECORDS, DOCUMENT NO. 4791.

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ALSO EXCEPTING THEREFROM AN UNDIVIDED ½ INTEREST IN AND TO THE OIL, GAS AND MINERALS IN AND UNDER THE WITHIN DESCRIBED REAL PROPERTY, AS RESERVED IN DEED FROM HALLIE ALLY ROBINSON, RECORDED NOVEMBER 19, 1963 IN BOOK 884 PAGE 23 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-025

PARCEL NO. 5:

LOTS 9 AND 16 IN BLOCK 22 OF CENTRAL COLONIES, ACCORDING TO THE MAP THEREOF RECORDED DECEMBER 2,1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-023

PARCEL NO. 6:

LOT 10 IN BLOCK 22 OF CENTRAL COLONIES, ACCORDING TO THE MAP THEREOF RECORDED DECEMBER 2, 1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-022

PARCEL NO. 7:

LOT 3 AND ALL THAT PORTION OF LOT 4 IN BLOCK 33 OF BERENDA TRUST, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 PAGE 16 OF MAPS, MADERA COUNTY RECORDS, LYING SOUTH AND EAST OF BERENDA CREEK.

EXCEPTING THEREFROM A PORTION OF SAID LOT 3 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

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PARCEL 10312-A:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID LOT 3, SAID POINT BEARS SOUTH 89° 42’ 31” WEST 2733.17 FEET FROM A 4 IN CH BY 4 INCH REDWOOD POST ACCEPTED AS MARKING THE NORTHEAST CORNER OF SAID BLOCK 33 AS DELINEATED UPON MAP ENTITLED, “SURVEY OF A PORTION OF TOWNSHIPS 9, 10 AND 11 SOUTH, RANGES 15 AND 16 EAST, M. D. B. & M., MADERA COUNTY, CALIFORNIA”, FILED ON AUGUST 9, 1972, IN BOOK 18 OF MAPS, AT PAGE 45, 46 AND 47, MADERA COUNTY RECORDS; THENCE FROM SAID POINT OF BEGINNING LEAVING SAID NORTHERLY LINE SOUTH 00° 17’ 29” EAST 25.00 FEET; THENCE SOUTH 89° 42’ 31” WEST 370.00 FEET; THENCE NORTH 00° 17’ 29” WEST 25.00 FEET TO THE NORTHERLY LINE OF SAID LOT 3; THENCE ALONG SAID NORTHERLY LINE NORTH 89° 42’ 31” EAST 370.00 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-142-002

PARCEL NO. 8:

LOT 2 IN BLOCK 33 OF BERENDA TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 PAGE 16 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-142-003

PARCEL NO. 9:

LOTS 5 AND 6 IN BLOCK 32 OF BERENDA TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 PAGE 16 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM THE EAST 429 FEET OF LOT 6 AS DEEDED TO ALEXANDER B. BIGLER AND DOROTHY E. BIGLER, HUSBAND AND WIFE, AS JOINT TENANTS, BY DEED RECORDED JULY 26, 1948 IN BOOK 453 PAGE 28 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ½ INTEREST IN AND TO ALL OIL, GAS AND MINERALS UNDER SAID LANDS, AS RESERVED IN THE DEED RECORDED OCTOBER 8, 1947 IN BOOK 423 PAGE 34 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL

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UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-142-007

PARCEL NO. 10:

LOTS 488 TO 495, INCLUSIVE, IN BLOCK 34 OF DAIRYLAND FARMS SUBDIVISION NO. 2, ACCORDING TO THE MAP THEREOF RECORDED JULY 18, 1914 IN BOOK 4 PAGES 11, 12 AND 13 IN MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM A PARCEL OR STRIP OF LAND IN SECTION 19, TOWNSHIP 10 SOUTH, RANGE 16 EAST, M. D. B. & M., IN THE COUNTY OF MADERA STATE OF CALIFORNIA, BEING A PORTION OF SAID DAIRYLAND FARMS SUBDIVISION NO. 2, AND DESCRIBED AS FOLLOWS:

THE EAST 50.00 FEET OF LOTS 488 AND 495, EXCEPTING THEREFROM THE SOUTH 25.00 FEET OF LOT 495; AND THE NORTH 50.00 FEET OF TH SOUTH 75.00 FEET OF LOTS 492, 493, 494 AND 495, EXCEPTING THEREFROM THE EAST 50.00 FEET OF LOT 495; AND THE WEST 250.00 FEET OF THE SOUTH 25.00 FEET OF LOT 492; ALL IN BLOCK 34, AS SHOWN ON SAID MAP.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ½ INTEREST IN ALL OIL, GAS AND MINERALS IN AND UNDER SAID LAND, AS RESERVED BY THE SECURITY COMPANY IN DEED RECORDED MARCH 5, 1942 IN BOOK 301 PAGE 497 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-150-001

PARCEL NO. 11:

LOT 530 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-014

PARCEL NO. 12:

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AGRICULTURAL LEASE

LOTS 532, 567 AND 568 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-001

PARCEL NO. 13:

LOTS 528, 529, 569, 570 AND 571, IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-015

PARCEL NO. 14:

LOT 527 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-017

PARCEL NO. 15:

LOT 596, EXCEPT THE EAST 390.1 FEET THEREOF, AND ALL OF LOTS 595, 642 AND 643 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS,

EXHIBIT B
TO
AGRICULTURAL LEASE

MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-011

PARCEL NO. 16

LOTS 591 TO 594, INCLUSIVE, AND LOTS 644 TO 647, INCLUSIVE, IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM THE WEST 40.0 FEET OF THE EAST 65.0 FEET OF THE NORTH 100.0 FEET OF LOT 591, AS GRANTED TO THE CHOWCHILLA WATER DISTRICT BY DEED DATED OCTOBER 18, 1962 AND RECORDED APRIL 15, 1963 IN BOOK 864 PAGE 167 OF OFFICIAL RECORDS, DOCUMENT NO. 6286.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-009

PARCEL NO. 17:

LOTS 353 AND 354 IN BLOCK 23 AND 24 OF DAIRYLAND FARMS SUBDIVISION NO. 1, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4, PAGES 15, 16 AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-070-016

PARCEL NO. 18:

LOTS 345 AND 346 IN BLOCK 23 AND 24 OF DAIRYLAND FARMS SUBDIVISION NO. 1, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4 PAGES 15, 16 AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS AND MINERALS NOW OR AT ANY TIME HEREAFTER SITUATE THEREIN AND THEREUNDER, AS RESERVED IN THE DEED FROM

EXHIBIT B
TO
AGRICULTURAL LEASE

OCCIDENTAL LIFE INSURANCE COMPANY OF CALIFORNIA RECORDED AUGUST 17, 1944 IN BOOK 350 PAGE 19 OF OFFICIAL RECORDS, DOCUMENT NO. 4437.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-070-017

PARCEL NO. 19:

LOTS 1, 101, 109 AND 110 IN BLOCK 31 OF EL NUEVA TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3, PAGE 15 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-090-012

PARCEL NO. 20:

LOTS 347 AND 348 IN BLOCK 23 OF DAIRYLAND FARMS SUBDIVISION NO. 1, IN THE UNINCORPORATED AREA, COUNTY OF MADERA, STATE OF CALIFORNIA, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4, PAGES 15, 16 AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-009

PARCEL NO. 21:

LOT 349 IN BLOCK 23 OF DAIRYLAND FARMS SUBDIVISION NO. 1, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4, PAGES 15, 16, AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL

EXHIBIT B
TO
AGRICULTURAL LEASE

UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-010

CHOWCHILLA II PROPERTY:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF MADERA, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 10 SOUTH, RANGE 16 EAST,  MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, COUNTY OF MADERA, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE UNITED STATES OF AMERICA IN DEED RECORDED JUNE 14, 1954 IN BOOK 611 OF OFFICIAL RECORDS, PAGE 341, MADERA COUNTY RECORDS.

APN: 027-182-009

PARCEL NO. 2:

LOTS 578, 579, 588 AND 589 OF FAIRMEAD COLONY NO. 5, ACCORDING TO THE MAP ENTITLED, “FAIRMEAD COLONY NO. 5”, IN THE COUNTY OF MADERA, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED BOOK 3, PAGE 7 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ½ OF ALL OIL, GAS AND MINERALS IN AND UNDER SAID LAND AS RESERVED IN THE DEED RECORDED MARCH 7, 1973, IN BOOK 1154, PAGE 260, AS DOCUMENT NO. 3636, OFFICIAL RECORDS.

APN: 028-050-003

EXHIBIT B
TO
AGRICULTURAL LEASE

EXHIBIT B

Form of

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (“Guaranty”) is entered into as of the ___ day of ____________, 2017, by [            ]., a California corporation (“Guarantor”), for the benefit of [                 ], a Delaware limited liability company (“Landlord”), with reference to the following facts:

A.        Landlord and [                          ]., a California corporation (“Tenant”) have entered or will enter into that certain Agricultural Lease of even date herewith (the “Lease”).

B.        By its covenants herein set forth, Guarantor has induced Landlord to enter into the Lease, which was made and entered into in consideration for Guarantor’s said covenants.

Now, therefore, Guarantor hereby agrees as follows:

1.         Guarantor unconditionally guarantees, without deduction by reason of setoff, defense or counterclaim, to Landlord and its successors and assigns the full and punctual payment, performance and observance by Tenant, of all of the amounts, terms, covenants and conditions in the Lease contained on Tenant’s part to be paid, kept, performed and observed.

2.         If Tenant shall at any time default in the punctual payment, performance and observance of any of the amounts, terms, covenants or conditions in the Lease contained on Tenant’s part to be paid, kept, performed and observed, Guarantor will pay, keep, perform and observe same, as the case may be, in the place and stead of Tenant.

3.         Any act of Landlord, or its successors or assigns, consisting of a waiver of any of the terms or conditions of the Lease, the giving of any consent to any matter or thing relating to the Lease, or the granting of any indulgence or extension of time to Tenant may be done without notice to Guarantor and without releasing Guarantor from any of its obligations hereunder.

4.         The obligations of Guarantor hereunder shall not be released by Landlord’s receipt, application or release of any security given for the performance and observance of any covenant or condition in the Lease contained on Tenant’s part to be performed or observed, nor by any modification of the Lease, regardless of whether Guarantor consents thereto or receives notice thereof.

5.         The liability of Guarantor hereunder shall in no way be affected by: (a) the release or discharge of Tenant in any creditor’s, receivership, bankruptcy or other proceeding; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s liability under the Lease resulting from the operation of any present or future provision of the national bankruptcy act or other statute or from the decision of any court; (c) the rejection or disaffirmance of the Lease in any such

Exhibit B  to
Agricultural Lease

proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of Tenant; (f) the cessation from any cause whatever of the liability of Tenant; (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law; or (h) any termination of the Lease.

6.         If Tenant shall become insolvent or be adjudicated bankrupt, whether by voluntary or involuntary petition, if any bankruptcy action involving Tenant shall be commenced or filed, if a petition for reorganization, arrangement or similar relief shall be filed against Tenant, or if a receiver of any part of Tenant’s property or assets shall be appointed by any court, and regardless of whether the Lease has been accepted or rejected by the bankruptcy estate or trustee, Guarantor shall pay to Landlord all amounts for which Tenant would have been obligated under the terms of the Lease, subject however to Landlord’s statutory and contractual obligations to reasonably mitigate its damages.  Any operation of any present or future debtor’s relief act or similar act, or law or decision of any court, shall in no way affect the obligations of Guarantor or Tenant to perform any of the terms, covenants or conditions of the Lease or of this Guaranty.

7.         Guarantor may be joined in any action against Tenant in connection with the obligations of Tenant under the Lease and recovery may be had against Guarantor in any such action. Landlord may enforce the obligations of Guarantor hereunder without first taking any action whatever against Tenant or its successors and assigns, or pursuing any other remedy or applying any security it may hold. Guarantor hereby waives all rights to assert or plead at any time any statute of limitations as relating to the Lease, the obligations of Guarantor hereunder and any surety or other defense in the nature thereof including, without limitation, the provisions of California Civil Code Section 2845 or any similar, related or successor provision of law. Guarantor also hereby waives the provisions of Sections 2809, 2810, 2819 and 2850 of the California Civil Code and their successors, and all other waivable defenses.

8.         Until all of the covenants and conditions in the Lease on Tenant’s part to be performed and observed are fully performed and observed, Guarantor: (a) shall have no right of subrogation against Tenant by reason of any payment or performance by Guarantor hereunder and (b) subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

9.         This Guaranty shall apply to the Lease, any extension, renewal, modification or amendment thereof, to any assignment, subletting or other tenancy thereunder and to any holdover term following the Lease Term granted under the Lease, or any extension or renewal thereof.

10.       In the event of any litigation between Guarantor and Landlord with respect to the subject matter hereof, the unsuccessful party in such litigation shall pay to the successful party all fees, costs and expenses thereof, including reasonable attorneys’ fees and expenses.

11.       If there is more than one undersigned Guarantor, (a) the term “Guarantor”, as used herein, shall include all of the undersigned; (b) each provision of this Guaranty shall be binding on each one of the undersigned, who shall be jointly and severally liable hereunder, and (c)

Exhibit B  to
Agricultural Lease

Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

12.       This instrument constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral and written agreements and understandings with respect thereto. It may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

13.       This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

14.       Every notice, demand or request (collectively “Notice”) required hereunder or by law to be given by either party to the other shall be in writing and be either personally served, sent with return receipt requested by certified mail with postage prepaid, sent by nationally recognized overnight courier service, or sent by facsimile with an original to be delivered by nationally recognized overnight courier service, and addressed to the respective Parties as follows:

To Guarantor:	[ ].
Attention: _____________, _______
___________________
___________________
Phone: (____) __________
Fax: (____) __________
E-Mail: ___________________

To Lessor:

or to such other person or at such other place as either Party may from time to time designate by written notice to the other Party.

Notice given in the foregoing manner shall be deemed sufficiently given for all purposes hereunder on the date the same was personally delivered, deposited with the United States Postal Service, deposited with a nationally recognized overnight courier service, or sent by facsimile, or e-mail (provided that in the case of e-mail notice, a hard copy of such communication shall follow by one of the other modes of delivery set forth herein within two (2) days of such e-mail notice) except that notices of changes of address shall not be effective until actual receipt.

15.       Any action to declare or enforce any right or obligation under the Lease may be commenced by Landlord in the Superior Court of Fresno County, California. Guarantor hereby consents to the jurisdiction of such Court for such purposes. Any notice, complaint or legal process so delivered shall constitute adequate notice and service of process for all purposes and shall subject Guarantor to the jurisdiction of such Court for purposes of adjudicating any matter related to this Guaranty. Landlord and Guarantor hereby waive their respective rights to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or

Exhibit B  to
Agricultural Lease

hearing brought by either Landlord against Guarantor or Guarantor against Landlord on any matter whatever arising out of, or in any way connected with, the Lease or this Guaranty.

16.       This Guaranty may be assigned in whole or part by Landlord upon written notice to Guarantor, but it may not be assigned by Guarantor without Landlord’s prior written consent, which may be withheld in Landlord’s sole and absolute discretion.

17.       The terms and provisions of this Guaranty shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and permitted assigns of the parties hereto.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

“GUARANTOR”
[ ]., a California corporation
By:
_____________________, President

By:
_____________________, Secretary

Exhibit B  to
Agricultural Lease

EXHIBIT C

Exhibit C to
Agricultural Lease

EXHIBIT D

DEVELOPMENT PLAN

In 2018, Lessee shall complete development on the Stella Property consistent with the following specifications:

Crop:	Pistachios
Net acres planted:	±305
Spacing:	16 x 20 (approximately 136 trees per acre)
Rootstock:	UCB-1 (potted plants)
Scions:	Kerman (female) and Peters (male)
Nursery:	Sierra Gold

Exhibit D to
Agricultural Lease